UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Competitive Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COMPETITIVE TECHNOLOGIES, INC.
777 Commerce Drive, Suite 100
Fairfield, Connecticut 06825

On January 8, 2007, Competitive Technologies, Inc. began distributing the following letter to its stockholders:

Vote Your WHITE Proxy Card Today

January 8, 2007
Dear Fellow Shareholders:

We apologize for all the mailings you have recently received, but we are forced to do this because of the disruptive proxy fight being waged against your Company by a small group of dissident shareholders (the “Nano Group”) attempting to take control of your Company. Only the latest dated proxy card counts, so we are asking all shareholders to confirm their vote by sending in another WHITE proxy card.

Reject the Nano Group

Your Board unanimously recommends that you reject the Nano Group and its nominees. Your Board believes that the Nano Group’s nominees are not qualified and represent the Nano Group’s self-serving interests. Do not return any blue proxy sent to you by the Nano Group, not even in protest.

The Nano Group’s Misleading Campaign

You may have recently received a letter from the Nano Group. We urge you to treat this letter with caution and to be wary of this further attempt by the Nano Group to disseminate self-serving information. In our opinion, the letter mischaracterizes numerous issues regarding your Company and management.

Contrary to Mr. Nano’s assertions, excluding non-recurring revenues from legal cases and other items, and homocysteine-related revenues which expire in July 2007, CTT’s annually recurring retained royalties actually declined by a shocking 48% on Mr. Nano’s watch between fiscal 2002 and fiscal 2005. This dramatic drop resulted primarily from expiring patents that were not replaced with new revenue sources.  During Dr. Freed’s first year as CEO, CTT’s annually recurring retained royalties increased approximately 5%.

Mr. Nano has stated that, if elected, he intends to pay himself what amounts to over 20% of the Company’s cash-on-hand to settle his contrived litigation with the Company. How does this self-serving action help the shareholders?

Mr. Nano alleges that the Company failed to honor his employment agreement and/or a draft separation agreement that he states was negotiated by the Board as a substitute for the employment agreement. On the contrary, due to Mr. Nano’s actions during the course of negotiations on a separation agreement, the Company ultimately declined to enter into any agreement and instead offered to honor the terms of Mr. Nano’s existing employment contract. Mr. Nano refused that offer, and instead sued the Company. The Company later learned that Mr. Nano had breached the terms of his underlying employment agreement in a number of ways.

Mr. Nano continues to mislead you with his questionable “resume.” The Nano Group’s proxy material indicates that John Nano was appointed President and Chief Executive Officer of a Connecticut limited liability company in January 2006. The website for the State of Connecticut’s Secretary of State has no record of John Nano serving as one of the company’s officers, and subsequent calls to this company reveal that John Nano is not even an employee! If Mr. Nano cannot be found at a company he claims to run, can you trust the man to lead your Company?

Our Strategic Plan is Working

The strategic plan we undertook eighteen months ago has laid the foundation for a revitalized CTT. The next few years should be an exciting time as CTT begins to realize the tangible results of its investments and the hard work now underway. We have a focused and energetic management team and a talented group of business professionals. We are confident that our team has the ability and fortitude to transform CTT into a business that delivers consistent profitability which, in turn, will drive shareholder value. And the Company is always open to suggestions from shareholders for helping us to accomplish this.

Please vote the WHITE management proxy card now - the annual meeting of shareholders is January 16 - only days away. If you have any questions or need assistance in voting your shares, please call Morrow & Co., Inc., a proxy solicitation firm that is assisting us in the solicitation of proxies, at 1-800-267-0201.

Even if you have voted before, we urge you to sign, date and return the enclosed WHITE proxy card.

Since time is short, you can vote by phone or Internet - please follow the enclosed instructions.

Thank you for your continued loyalty and support.

Sincerely,

The Board and Management of Competitive Technologies, Inc.

Statements about our future expectations, including development and regulatory plans, and all other statements in this document, other than historical facts, are “forward-looking statements” within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance. If and when used herein, the words “may,” “will,” “should,” “anticipate,” “believe,” “appear,” “intend,” “plan,” “expect,” “estimate,” “approximate,” and similar expressions, as they relate to us or our business or management, are intended to identify such forward-looking statements. These statements involve risks and uncertainties related to our ability to obtain rights to market technologies, market acceptance of and competition for our licensed technologies, growth strategies and strategic plans, operating performance and financing of our operations, industry trends, and other risks and uncertainties inherent in our business, including those set forth in Item 1A under the caption “Risk Factors,” in our most recent Annual Report on Form 10-K for the year ended July 31, 2006, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2006, and other factors that may be described in our other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Important Additional Information Filed with the SEC

CTT has filed a definitive proxy statement with a WHITE proxy card for the election of directors nominated by the Board of Directors with the SEC. CTT STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors can obtain free copies of the proxy statements through the website maintained by the SEC at www.sec.gov. In addition, investors can obtain free copies of the proxy statements from CTT by contacting Secretary, c/o Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut, 06825, or you can contact us by phone at (203) 368-6044, or email at ctt@competitivetech.net.

CTT, its directors and named executive officers may be deemed to be participants in the solicitation of CTT’s security holders in connection with its 2007 Annual Meeting of Stockholders, which will be held on January 16, 2007. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CTT’s definitive proxy statement that was filed with the SEC on December 21, 2006.

COMPETITIVE TECHNOLOGIES, INC.
777 Commerce Drive, Suite 100
Fairfield, Connecticut 06825

On January 8, 2007, Competitive Technologies, Inc. issued a press release containing additional proxy materials. A copy of the press release is attached.

COMPETITIVE TECHNOLOGIES URGES STOCKHOLDERS TO
VOTE FOR CURRENT BOARD OF DIRECTORS

Fairfield, CT (January 8, 2006) - Competitive Technologies, Inc. (AMEX: CTT), a full service technology transfer and licensing provider, today announced that it has mailed the following letter to all Competitive Technologies stockholders:

January 8, 2007
Dear Fellow Shareholders:

We apologize for all the mailings you have recently received, but we are forced to do this because of the disruptive proxy fight being waged against your Company by a small group of dissident shareholders (the “Nano Group”) attempting to take control of your Company. Only the latest dated proxy card counts, so we are asking all shareholders to confirm their vote by sending in another WHITE proxy card.

Reject the Nano Group
Your Board unanimously recommends that you reject the Nano Group and its nominees. Your Board believes that the Nano Group’s nominees are not qualified and represent the Nano Group’s self-serving interests. Do not return any blue proxy sent to you by the Nano Group, not even in protest.

The Nano Group’s Misleading Campaign
You may have recently received a letter from the Nano Group. We urge you to treat this letter with caution and to be wary of this further attempt by the Nano Group to disseminate self-serving information. In our opinion, the letter mischaracterizes numerous issues regarding your Company and management.

Contrary to Mr. Nano’s assertions, excluding non-recurring revenues from legal cases and other items, and homocysteine-related revenues which expire in July 2007, CTT’s annually recurring retained royalties actually declined by a shocking 48% on Mr. Nano’s watch between fiscal 2002 and fiscal 2005. This dramatic drop resulted primarily from expiring patents that were not replaced with new revenue sources.  During Dr. Freed’s first year as CEO, CTT’s annually recurring retained royalties increased approximately 5%.

Mr. Nano has stated that, if elected, he intends to pay himself what amounts to over 20% of the Company’s cash-on-hand to settle his contrived litigation with the Company. How does this self-serving action help the shareholders?

Mr. Nano alleges that the Company failed to honor his employment agreement and/or a draft separation agreement that he states was negotiated by the Board as a substitute for the employment agreement. On the contrary, due to Mr. Nano’s actions during the course of negotiations on a separation agreement, the Company ultimately declined to enter into any agreement and instead offered to honor the terms of Mr. Nano’s existing employment contract. Mr. Nano refused that offer, and instead sued the Company. The Company later learned that Mr. Nano had breached the terms of his underlying employment agreement in a number of ways.

Mr. Nano continues to mislead you with his questionable “resume.” The Nano Group’s proxy material indicates that John Nano was appointed President and Chief Executive Officer of a Connecticut limited liability company in January 2006. The website for the State of Connecticut’s Secretary of State has no record of John Nano serving as one of the company’s officers, and subsequent calls to this company reveal that John Nano is not even an employee! If Mr. Nano cannot be found at a company he claims to run, can you trust the man to lead your Company?

Our Strategic Plan is Working
The strategic plan we undertook eighteen months ago has laid the foundation for a revitalized CTT. The next few years should be an exciting time as CTT begins to realize the tangible results of its investments and the hard work now underway. We have a focused and energetic management team and a talented group of business professionals. We are confident that our team has the ability and fortitude to transform CTT into a business that delivers consistent profitability which, in turn, will drive shareholder value. And the Company is always open to suggestions from shareholders for helping us to accomplish this.

Please vote the WHITE management proxy card now - the annual meeting of shareholders is January 16 - only days away. If you have any questions or need assistance in voting your shares, please call Morrow & Co., Inc., a proxy solicitation firm that is assisting us in the solicitation of proxies, at 1-800-267-0201.

Even if you have voted before, we urge you to sign, date and return the enclosed WHITE proxy card.

Since time is short, you can vote by phone or Internet - please follow the enclosed instructions.

Thank you for your continued loyalty and support.

Sincerely,

The Board and Management of Competitive Technologies, Inc.

Statements about our future expectations, including development and regulatory plans, and all other statements in this document, other than historical facts, are “forward-looking statements” within the meaning of applicable Federal Securities Laws, and are not guarantees of future performance. If and when used herein, the words “may,” “will,” “should,” “anticipate,” “believe,” “appear,” “intend,” “plan,” “expect,” “estimate,” “approximate,” and similar expressions, as they relate to us or our business or management, are intended to identify such forward-looking statements. These statements involve risks and uncertainties related to our ability to obtain rights to market technologies, market acceptance of and competition for our licensed technologies, growth strategies and strategic plans, operating performance and financing of our operations, industry trends, and other risks and uncertainties inherent in our business, including those set forth in Item 1A under the caption “Risk Factors,” in our most recent Annual Report on Form 10-K for the year ended July 31, 2006, filed with the Securities and Exchange Commission (“SEC”) on October 30, 2006, and other factors that may be described in our other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Important Additional Information Filed with the SEC

CTT has filed a definitive proxy statement with a WHITE proxy card for the election of directors nominated by the Board of Directors with the SEC. CTT STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors can obtain free copies of the proxy statements through the website maintained by the SEC at www.sec.gov. In addition, investors can obtain free copies of the proxy statements from CTT by contacting Secretary, c/o Competitive Technologies, Inc., 777 Commerce Drive, Suite 100, Fairfield, Connecticut, 06825, or you can contact us by phone at (203) 368-6044, or email at ctt@competitivetech.net.

CTT, its directors and named executive officers may be deemed to be participants in the solicitation of CTT’s security holders in connection with its 2007 Annual Meeting of Stockholders, which will be held on January 16, 2007. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CTT’s definitive proxy statement that was filed with the SEC on December 21, 2006.

About Competitive Technologies

Competitive Technologies, established in 1968, is a full service technology transfer and licensing provider, focused on bringing the intellectual property assets of its clients to the marketplace. CTT specializes in identifying, developing and commercializing innovative technologies in a variety of areas, including life and physical sciences, electronics, and nanotechnologies. Through its global distribution platform, CTT maximizes the value of its clients' intellectual property assets. For more information, please visit: www.competitivetech.net.

BECAUSE THE ANNUAL MEETING IS ONLY A FEW DAYS AWAY, PLEASE VOTE BY TELEPHONE OR INTERNET Any voting in this manner must take place by 11:59PM New York time on January 15, 2007.

Vote by Telephone		Vote by Internet
.
Call Toll Free on a Touch-Tone Phone	.	Go to Website
.
1-800-454-8683	.	WWW.PROXYVOTE.COM
.
Follow these four easy steps:	.	Follow these four easy steps:
.
.
1. Read the accompanying proxy material and	.	1. Read the accompanying proxy material and
WHITE voting instruction form.	.	WHITE voting instruction form.
.
2. Call 1-800-454-8683.	.	2. Go to Website WWW.PROXYVOTE.COM
.
3. Enter your 12 digit Control Number located on the right hand side	.	3. Enter your 12 digit Control Number located on the
of your WHITE voting form.	.	right hand side of your WHITE voting form.
.
4. Follow the recorded instructions.	.	4. Follow the instructions provided.
.
.
.
Your vote is important!	.	Your vote is important!
Call 1-800-454-8683	.	Go to WWW.PROXYVOTE.COM
.
.
IF YOU HAVE ANY QUESTIONS, PLEASE CALL MORROW & CO. AT 1-800-607-0088

W H I T E   P R O X Y

COMPETITIVE TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 16, 2007

The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints SHARON A. GARBER and KRISTIN A. KREUDER (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Tuesday, January 16, 2007, at 10:00 a.m. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated on the reverse side, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 21, 2006 Proxy Statement.

Vote on Directors

1. Election of Directors
   NOMINEES:

01) Richard E. Carver
02) George W. Dunbar, Jr.
03) Donald J. Freed, Ph.D.
04) Maria-Luisa Maccecchini, Ph.D.
05) Charles J. Philippin
06) John M. Sabin

A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal one. On other matters that may come before said meeting, this proxy will be voted in the discretion of the afore-named Proxy Committee indicated on the reverse side.

Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF OR MEETING DATE.

WHITE PROXY

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒

MGTCMT

>>> 1.

COMPETITIVE TECHNOLOGIES, INC.
1/16/2007

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD ALL NOMINEES**

☐ **WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.**

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE

FOR	AGAINST	ABSTAIN
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE
DO	NOT	USE

WHITE PROXY

ACCOUNT NO:

CUSIP:

CONTROL NO:

CLIENT NO:

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ----->> ☐

SIGNATURE(S)   DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER, THE RULES OF THE NEW YORK STOCK EXCHANGE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR THE BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO BE MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE PROPOSAL BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING WITH THE NEW YORK STOCK EXCHANGE GUIDELINES.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER, THE RULES OF THE NEW YORK STOCK EXCHANGE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR THE BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO BE MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE AND THE PROPOSAL BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO THE NEW YORK STOCK EXCHANGE GUIDELINES.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here